UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2023
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 6, 2023, Trinity Industries, Inc., a Delaware corporation (the “Company”), JP Morgan Chase Bank, N.A., as administrative agent, and the other parties thereto, entered into an Amendment No. 2 to Second Amended and Restated Credit Agreement (the “Second Amendment”), relating to the Second Amended and Restated Credit Agreement dated as of July 25, 2022, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of December 22, 2022 (the “Credit Agreement”). The Second Amendment, among other things, (i) increases the commitments of the lenders under the Credit Agreement from $450 million to $600 million, (ii) adjusts certain financial covenants, and (iii) modifies the limitations on restricted payments to allow (a) up to $100 million of annual dividends on the Company’s common stock so long as no default exists at the time of declaration thereof or would result therefrom and (b) additional restricted payments subject to satisfaction of certain financial tests.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2023, the Company’s Board of Directors amended the last clause of the first paragraph of Article II, Section 7 of the Company’s Bylaws to provide that votes cast against directors are recorded as votes cast in an election of directors. The amendment deletes a reference to votes to withhold authority in such elections.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
3.1	Amendment to the Company’s Bylaws, to provide that votes cast against directors are recorded as votes cast in an election of directors, effective March 6, 2023.
10.1
Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of March 6, 2023, by and among Trinity Industries, Inc., JP Morgan Chase Bank, N.A., as administrative agent, and the other parties thereto.

101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

March 9, 2023	By:	/s/ Eric R. Marchetto
Name: Eric R. Marchetto
Title: Executive Vice President and Chief Financial Officer